Financial income (expense), net	6 Months Ended
Jun. 30, 2020
Financial income (expense), net
Financial income (expense), net

5. Financial income (expense), net

The components of financial income (expense), net are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands of U.S. dollars)	2020	2019	2020	2019
Interest income	$163	$297	$335	$496
Interest expense:
Interest expense	(5,710)	(6,361)	(11,594)	(12,609)
Commitment fees	(34)	(148)	(69)	(260)
Amortization of debt issuance cost and fair value of debt assumed	(578)	(639)	(1,170)	(1,115)
Total interest expense	(6,322)	(7,148)	(12,833)	(13,984)
Gain (loss) on debt extinguishment	—	—	—	1,030
Other items, net:
Foreign exchange gain (loss)	166	(36)	214	(55)
Bank charges, fees and other	(41)	(85)	(127)	(138)
Withholding tax on interest expense and other	(612)	(638)	(1,221)	(1,613)
Total other items, net	(487)	(759)	(1,134)	(1,806)
Total financial income (expense), net	$(6,646)	$(7,610)	$(13,632)	$(14,264)

Interest income related to cash balances and interest accrued on the advances to the joint ventures for each of the three and six months ended June 30, 2020 and 2019. As of January 1, 2019, interest expense includes reclassifications from accumulated other comprehensive income and other gains or losses from derivatives due to the adoption of the revised guidance for derivatives and hedging. Refer to note 13 for additional information on the types of gains and losses on derivatives included in interest expense. Interest expense also includes interest related to the revolving credit facility from Höegh LNG, the Lampung facility and the $385 million facility. The gain on debt extinguishment relates to the refinancing of the Gallant/Grace facility in January 2019 with the $385 million facility. When the entities owning the Höegh Gallant and the Höegh Grace were acquired, a premium on the debt under the Gallant/Grace facility was recognized. The unamortized balance was recorded as a gain when the debt was extinguished on January 31, 2019.